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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2001


                        CROWN CASTLE INTERNATIONAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      0-24737              76-0470458
    (STATE OR OTHER              (COMMISSION FILE        (IRS EMPLOYER
    JURISDICTION OF                   NUMBER)            IDENTIFICATION
     INCORPORATION)                                          NUMBER)

                                510 BERING DRIVE
                                   SUITE 500
                               HOUSTON, TX 77057
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 570-3000


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   THIS DOCUMENT INCLUDES "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF
  SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. OTHER THAN STATEMENTS OF HISTORICAL FACT, ALL STATEMENTS REGARDING INDUSTRY PROSPECTS, THE CONSUMMATION OF THE TRANSACTIONS DESCRIBED IN THIS DOCUMENT AND THE COMPANY'S EXPECTATIONS REGARDING THE FUTURE PERFORMANCE OF ITS BUSINESSES AND ITS FINANCIAL POSITION ARE FORWARD-LOOKING STATEMENTS. THESE
  FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS RISKS AND UNCERTAINTIES.

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Item 5. Other Events

   On August 15, 2001, Crown Castle International Corp. issued a press release, which is attached as an exhibit hereto, announcing the appointment of John P. Kelly as President and Chief Executive Officer of the Company effective August 20, 2001.

Item 7. Financial Statements and Exhibits

   (c) Exhibits

   Exhibit No.       Description
   -----------       -----------
      99.1           Press Release dated August 15, 2001

                                       1
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CROWN CASTLE INTERNATIONAL CORP.

                               by  /s/  E. BLAKE HAWK
                                 ------------------------------
                                 Name:  E. Blake Hawk
                                 Title: Executive Vice President


Date: August 21, 2001

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                                 EXHIBIT INDEX

   Exhibit No.       Description
   -----------       -----------
      99.1           Press Release dated August 15, 2001

                                       3